SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

Filed by the Registrant |X|

Filed by a party other than the Registrant |_|

Check the appropriate box:

|_|   Preliminary Proxy Statement

|_|   Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

|X|   Definitive Proxy Statement

|_|   Definitive Additional Materials

|_|   Soliciting Material Pursuant to ss.240.14a-12

ASPEON, INC.

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(Name of Registrant as Specified In Its Charter)

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(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
X	No fee required
	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
	Fee paid previously with preliminary materials.



Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

NOTICE OF

ANNUAL MEETING OF STOCKHOLDERS

AND

PROXY STATEMENT

Date:	April 2, 2008

Time:	10:00 a.m.

Place:	Law Office of Michael A. Littman
7609 Ralston Road
Arvada, CO 80002

Aspeon, Inc.

2460 W. 26th Ave., Suite 380-C

Denver, Colorado 80211

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD

April 2, 2008

Dear Stockholder:

Our annual stockholders' meeting will be held on April 2, 2008, at 10:00 a.m. Mountain Standard Time, at the Law Office of Michael A. Littman, 7609 Ralston Road, Arvada, Colorado 80002 for the following purposes:

1.	To elect three directors to hold office until the next annual meeting of shareholders and qualification of their respective successors.
2.

To authorize a reverse split of the common stock on a one for fifteen basis,  by which each fifteen shares shall become one share;  and the appropriate Articles of Amendment to implement the reverse split. Fractional shares will be rounded up to the next whole share.

3.	To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditors for fiscal year ended June 30, 2008.
4.	To change the Company's name to a name to be determined by the Board of Directors; and the appropriate Articles of Amendment to implement the name change.
5.

To authorize  the officers and  directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares  authorized from twenty million (20,000,000) to one hundred million  (100,000,000).

6.

To authorize  the officers and  directors of the Company to amend the Company's Articles of Incorporation to increase the number of Preferred Shares authorized from one million (1,000,000) to twenty-five hundred million  (25,000,000), in such classes and series and with such rights, privileges and preferences as the Board may hereafter determine.

7.	To transact such other business as may properly come before the annual meeting or any postponement of or adjournment thereof.

The Board of  Directors  has fixed the  closing of  business  on March 7, 2008,  as the record  date for the  determination  of  shareholders  entitled to notice of and to vote at this  meeting  or any  adjournment  thereof.  The stock transfer books will not be closed.

The Company's Annual Report to Stockholders for the year ended June 30, 2007 accompanies this Notice of Annual Meeting and Proxy Statement.

All  stockholders,  whether  or not they  expect to attend  the  Meeting in person,  are requested  either to complete,  date, sign, and return the enclosed form of proxy in the  accompanying  envelope  or to record  their proxy by other authorized  means. The proxy may be revoked by the person executing the proxy by filing with the  Secretary of the Company an  instrument  of  revocation or duly executed  proxy  bearing a later  date,  or by electing to vote in person at the meeting.

Dated: March 14, 2008	By order of the Board of Directors,

/s/David J. Cutler
David J. Cutler, President, CEO, CFO and Director

PROXY STATEMENT

Aspeon, Inc.

2460 W. 26th Ave., Suite 380-C

Denver, Colorado 80211

ANNUAL MEETING OF

SHAREHOLDERS TO BE HELD

April 2, 2008

This Proxy  Statement is being  furnished to the  shareholders  of Aspeon, Inc., a Delaware corporation, in connection with the solicitation by the  Board of  Directors  of  proxies  to be used at the  Annual  Meeting  of Shareholders to be held at 10:00 a.m., Mountain Standard time, April 2,  2008 at the offices of attorney Michael A. Littman,  located at 7609 Ralston Road, Arvada, Colorado 80002.  The Proxy  Statement is first being sent or given to  shareholders on or about March 21, 2008.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

VOTING RIGHTS

Stockholders  of record of the Company as of the close of business on March 7, 2008 have the right to receive notice of and to vote at the Annual  Meeting. On March 7, 2008, the Company had issued and outstanding  20,000,000 (twenty million)  shares of Common  Stock  (the  "Common  Stock"), outstanding.  Each share of Common Stock is entitled to one (1) vote for as many separate  nominees as there are  directors  to be elected and for or against all other  matters  presented.  For  action  to be taken at the  Annual  Meeting,  a majority  of the  shares  entitled  to vote must be  represented  at the  Annual Meeting  in person or by proxy.  Shares of stock may not be voted  cumulatively. Abstentions and broker non-votes each will be included in determining the number of shares present and voting at the Annual Meeting.  Abstentions will be counted in tabulations of the votes cast on proposals, whereas broker non-votes will not be counted for purposes of determining whether a proposal has been approved.

EXPENSE OF MAILING

The  expense  of  preparing   and  mailing  of  this  Proxy   Statement  to shareholders  of the  Company is being paid for by the  Company.  The Company is also requesting brokers, custodians, nominees, and fiduciaries to forward this Proxy  Statement to the  beneficial  owners of the shares of common stock of the Company  held of record by such  persons.  The Company will not  reimburse  such persons for the cost of forwarding.

PROXIES

In voting their Common Stock,  stockholders may vote in favor of or against the proposal to approve the  proposals on the agenda or may abstain from voting. Stockholders  should  specify their choice on the  accompanying  proxy card. All properly  executed proxy cards delivered  pursuant to this  solicitation and not revoked will be voted at the meeting in accordance with the directions given. If no  specific  instruction  are given with regard to the matter to be voted upon, then the  shares  represented  by a signed  proxy  card will be voted  "FOR" the approval of the agenda item or director(s) and in the discretion of such proxies to any other  procedural  matters  which may properly come before the meeting or any adjournments  thereof.  All proxies delivered  pursuant to this solicitation are  revocable  at any time  before  they are voted at the option of the persons executing  them by (i) giving  written  notice to the  Secretary of the Company, (ii) by delivering a later dated proxy card, or (iii) by voting in person at the meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to Wesley F. Whiting, Secretary,  Aspeon, Inc., 2460 W. 26th Avenue, Suite 380-C, Denver, Colorado 80211.

HOLDERS  OF  COMMON  STOCK  ARE  REQUESTED  TO  COMPLETE,  DATE,  AND  SIGN  THE ACCOMPANYING  PROXY  CARD AND  RETURN IT  PROMPTLY  TO THE  COMPANY  AT ASPEON, INC., 2460 W. 26TH AVENUE, SUITE 380-C, DENVER, COLORADO 80211.

The  person  named as proxy is  David J. Cutler,  President, CEO, CFO and a director of the Company.

In addition to the  solicitation  of proxies by mail, the Company,  through its directors,  officers,  and employees,  may solicit proxies from stockholders personally or by telephone or other forms of communication. The Company will not reimburse anyone for  reasonable out-of-pocket costs and expenses incurred in the solicitation  of  proxies.  The  Company  also will  request  brokerage  houses, nominees,  fiduciaries,  and other custodians to forward soliciting materials to beneficial  owners,  and the  Company  will  reimburse  such  persons  for their reasonable  expenses  incurred in doing so. All expenses  incurred in connection with the solicitation of proxies will be borne by the Company.

INTEREST OF PERSONS IN MATTERS TO BE ACTED UPON

None. No director or shareholder  owning 10% or more of the outstanding shares has  indicated  her or his intent to oppose any action to be taken at the meeting. No officer or director or shareholder has any interest in any matter to be voted upon.

VOTING SECURITIES AND BENEFICIAL OWNERSHIP

As of the call date of the  meeting,  March 7, 2008,  the total  number of common shares outstanding and entitled to vote was 20,000,000 (twenty million).

The holders of such shares are  entitled to one vote for each share held on the record date.  There is no  cumulative  voting on any matter on the agenda of this meeting.  No additional  shares will be issued  subsequent to call date and prior to meeting.

RECORD DATE

Stock transfer records will remain open. March 7, 2008 shall be the record date for  determining  shareholders  entitled to vote and receive  notice of the meeting.

PRINCIPAL HOLDERS OF VOTING SECURITIES

The  following  table  sets forth  information  as of March 7, 2008,  with respect to the shares of common stock of the Company owned by (i) owners of more than 5% of the  outstanding  shares of common  stock,  (ii) each director of the Company, (and nominees) and (iii) all directors and officers of the Company as a group. Unless otherwise  indicated,  all shares are held by the person named and are subject to sole voting and investment by such person.

Name and Address of Beneficial Owner	Title	Common Stock Amount Owned	%Total
David J. Cutler, President, CEO, CFO and Director c/o Aspeon, Inc. 2460 West 26th Avenue, Suite 380-C Denver, Colorado 80211	Common - Restricted	10,989,916	55%

Wesley F. Whiting, Secretary and Director c/o Aspeon, Inc. 2460 West 26th Avenue, Suite 380-C Denver, Colorado 80211	Common - Restricted	0	0%

Redgie Green, Director c/o Aspeon, Inc. 2460 West 26th Avenue, Suite 380-C Denver, Colorado 80211	Common - Restricted	0	0%

All Officers and Directors as a Group (3 persons)	Common - Restricted	10,989,916	55%

VOTING REQUIRED FOR APPROVAL

A majority  of the shares of common  stock  outstanding  at the record date must be represented  at the Annual Meeting in person or by proxy in order for a quorum to be present  and in order to take  action  upon all matters to be voted upon,  but if a quorum  should not be  present,  the  meeting  may be  adjourned without  further  notice  to  shareholders,  until a quorum is  assembled.  Each shareholder  will be  entitled  to cast one vote at the Annual  Meeting for each share of common stock registered in such shareholder's name at the record date.

Abstentions  and broker  non-votes are counted for purposes of  determining the presence or absence of a quorum for the transaction of business.  Each share of Common Stock  entitles the holder  thereof to one vote on all matters to come before the Annual Meeting. Holders of shares of Common Stock are not entitled to cumulative voting rights.

The  favorable  vote of a  plurality  of the votes of the  shares of Common Stock  present  in person  or  represented  by proxy at the  Annual  Meeting  is necessary to elect the nominees for directors of the Company.  To take the other actions  at the  meeting  a  majority  of the  shares  must vote in favor of the proposals present in person or by Proxy.

REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

(a) Cash Compensation.

Compensation  paid by the Company for all services provided during the year ended June 30, 2007 and year to date  March 7, 2008,  (1) to each of the Company's  executive  officers,  and (2) to all officers as a group.

Name and Principal Position	Year	Salary	Bonus	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)	Total ($)
David J. Cutler,	2008	$41,250	$0	$0	$0	$0	$0	$0	$41,250
President, CEO, CFO	2007	$60,000	$0	$0	$0	$0	$0	$0	$60,000
and Director	2006	$60,000	$0	$0	$0	$0	$0	$0	$60,000

Wesley F. Whiting,	2008	$0	$0	$0	$0	$0	$0	$0	$0
Secretary	2007	$0	$0	$0	$0	$0	$0	$0	$0
	2006	$0	$0	$0	$0	$0	$0	$0	$0

Compensation  paid by the  Company  for all  services  provided  during the period ended  June 30, 2007,  (1) to each of the Company's  directors  whose cash compensation exceeded $60,000.00 and (2) to all directors as a group is set forth below:

None.

(b) Compensation Pursuant to Plans. None.

(c) Other Compensation. None.

Aggregated Option/SAR Exercises in Last Fiscal Year an FY-End Option/SAR value (None)

Long Term Incentive Plans - Awards in Last Fiscal Year (None)

BOARD OF DIRECTORS

Committees and Meetings

The Board held no formal  meetings  during the fiscal year ended  June 30, 2007, and took actions by unanimous consent, as necessary.

The  following  committees  have been  formed as of  June 30, 2007 and membership as of March 7, 2008 is as follows:

In the  ordinary  course  of  business,  the  board  of  directors  maintains  a compensation committee and an audit committee.

The  primary  function  of the  compensation  committee  is to  review  and make recommendations  to the board of  directors  with  respect to the  compensation, including bonuses,  of our officers and to administer the grants under our stock option plan.

The  functions  of the  audit  committee  are to  review  the scope of the audit procedures employed by our independent  auditors, to review with the independent auditors our  accounting  practices  and policies and  recommend to whom reports should be submitted,  to review with the independent  auditors their final audit reports,  to review  with our  internal  and  independent  auditors  our overall accounting and financial controls,  to be available to the independent  auditors during  the year for  consultation,  to  approve  the audit fee  charged  by the independent  auditors,  to report to the board of directors with respect to such matters and to recommend the selection of the independent auditors.

In the absence of a separate audit committee our Board of Directors functions as audit  committee and performs some of the same functions of an audit  committee, such as recommending a firm of independent certified public accountants to audit the  annual   financial   statements;   reviewing   the   independent   auditors independence,  the financial  statements  and their audit report;  and reviewing management's administration of the system of internal accounting controls.

(a) Compensation of Directors

SUMMARY COMPENSATION TABLE OF DIRECTORS

(to June 30, 2007)

Name	Fees earned or paid in cash($)	Stock awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All other compensation ($)(1)	Total ($)
David J. Cutler	$0	$0	$0	$0	$0	$60,000	$60,000
Wesley F. Whiting	$0	$0	$0	$0	$0	$0	$0
Redgie Green	$0	$0	$0	$0	$0	$0	$0

(1) The other compensation consists of the individual's salary for his services as an officer of the Company for the year ended June 30, 2007.

Aggregated  Option/SAR  Exercises in Last Fiscal Year an FY-End  Option/SAR value (None)

Long Term Incentive Plans - Awards in Last Fiscal Year

COMPENSATION COMMITTEE INTERLOCKS AND

INSIDER PARTICIPATION IN COMPENSATION DECISIONS

The  Securities  and  Exchange  Commission  requires  disclosure  where  an executive  officer  of a  company  served  or  serves  as a  director  or on the compensation  committee  of an entity  other than the Company  and an  executive officer  of  such  other  entity  served  or  serves  as a  director  or on  the compensation  committee  of the  Company.  The  Company  does  not have any such interlocks.  Decisions as to executive compensation are made by the Compensation Committee.

Indemnification of Directors and Officers

As  permitted  by  the  Delaware General  Corporation  Law,  the  personal liability of its directors for monetary  damages for breach or alleged breach of their duty of care is very  limited.  In addition,  as permitted by the Delaware General  Corporation  Law, the Bylaws of the Company provide  generally that the Company  shall  indemnify  its  directors  and  officers to the  fullest  extent permitted   by   Delaware   law,   including   those   circumstances   in  which indemnification would otherwise be discretionary.

The Company has agreed to indemnify  each of its  directors  and  executive officers to provide the maximum  indemnity  allowed to directors  and  executive officers by the  Delaware  General  Corporation  Law and the Bylaws,  as well as certain additional  procedural  protections.  In addition,  the  indemnification agreements  provide generally that the Company will advance expenses incurred by directors  and  executive  officers in any action or proceeding as to which they may be indemnified.

The  indemnification  provision  in the  Bylaws,  and  the  indemnification agreements  entered into  between the Company and its  directors  and  executive officers,  may be sufficiently  broad to permit  indemnification of the officers and  directors for  liabilities  arising  under the  Securities  Act of 1933, as amended (the "Securities Act").

Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors,  officers and controlling  persons of the Company pursuant to the foregoing provisions, or otherwise, the Company has been advised that  in  the  opinion  of  the   Securities   and  Exchange   Commission   such indemnification  is against public policy as expressed in the Securities Act and is, therefore, unenforceable.

ANNUAL REPORT

The Company's  Annual Report on Form 10-KSB for the year ended June 30, 2007 (the "Form 10-KSB") is being furnished  simultaneously  herewith.  The Form 10-KSB is not considered a part of this Proxy Statement.

The Company will also furnish to any  stockholder  of the Company a copy of any exhibit to the Form 10-KSB as listed thereon,  upon request and upon payment of the Company's reasonable expenses of furnishing such exhibit. Requests should be directed to Wesley F. Whiting, Secretary,  c/o Aspeon, Inc., 2460 West 26th Avenue, Suite 380-C, Denver, Colorado, 80211.

BOARD OF DIRECTORS AND OFFICERS

The persons  listed  below are  currently  Officers  and the members of the Board of Directors.  Three persons  designated  with numerals (1), (2), and (3) are nominees for Director for the following term.

DIRECTORS AND EXECUTIVE OFFICERS

The directors  and  executive  officers of the Company as of March 7, 2008 are as follows:

Name	Age	Position(s)	Period of Service as an Officer or Director
(1)David J. Cutler	51	President, CEO, CFO and Director	Annual
(2)Wesley F. Whiting	74	Secretary and Director	Annual
(3)Redgie Green	53	Director	Annual

The  directors of the Company hold office until the next annual  meeting of the  shareholders  and  until  their  successors  have  been  duly  elected  and qualified.  The officers of the Company are elected at the annual meeting of the Board of  Directors  and hold  office  until  their  successors  are  chosen and qualified or until their death,  resignation,  or removal. The Company presently has no executive committee.

The principal  occupations  of each director and officer of the Company for at least the past five years are as follows:

MANAGEMENT EXPERIENCE

DAVID J. CUTLER, age 51, is President, Chief Executive Officer, Chief Financial Officer and Director. Mr. Cutler became our sole director and officer on April 22, 2005. Mr. Cutler has more than 25 years of experience in international finance, accounting and  business  administration.  He held  senior  positions  with  multi-national companies such as Reuters Group Plc and the Schlumberger  Ltd. and has served as a director for two British  previously  publicly quoted companies - Charterhall Plc and  Reliant  Group  Plc.  From  March 1993  until  1999,  Mr.  Cutler was a self-employed  consultant providing accounting and financial advice to small and medium-sized  companies in the United Kingdom and the United States.  Mr. Cutler was  Chief  Financial  Officer  and  subsequently  Chief  Executive  Officer  of Multi-Link Telecommunications, Inc., a publicly quoted voice messaging business, from 1999 to 2005.  Since  March  2006,  Mr.  Cutler  has been  Chief  Executive Officer,  Chief  Financial  Officer  and a director  of Concord  Ventures,  Inc. (formerly Cavion Technologies,  Inc.), a publicly listed shell company and Chief Executive  Officer,  Chief Financial Officer and a director of Atomic Paintball, Inc., a development  stage owner and operator of paintball  parks,  since August 2006. Mr. Cutler has a masters degree from St.  Catherine  College in Cambridge, England and  qualified as a British  Chartered  Accountant  and as Chartered Tax Advisor with Arthur Andersen & Co. in London. He was subsequently  admitted as a Fellow of the UK  Institute  of  Chartered  Accountants.  Since  arriving in the United  States Mr.  Cutler has  qualified as a Certified  Public  Accountant,  a Fellow of the AICPA Institute of Corporate Tax Management, a Certified Valuation Analyst of the National Association of Certified Valuation Analysts and obtained an executive MBA from Colorado State University.

WESLEY F.  WHITING,  age 74,  Secretary  and Director.  Mr.  Whiting  became our Secretary and director in March 2006.  Mr. Whiting was President,  Director, and Secretary of Berge Exploration,  Inc.  (1978-88) and President,  Vice President, and director of NELX, Inc.  (1994-1998),  and was Vice President and director of Intermountain  Methane  Corporation  (1988-1991),   and  President  of  Westwind Production,  Inc.  (1997-1998).  He was a director of Kimbell deCar  Corporation from 1998,  until 2000 and he has been  President  and a  director  of  Dynadapt System,  Inc. since 1998. He was a Director of Colorado Gold & Silver, Inc. from 1999 to 2000. He was President and director of Business  Exchange  Holding Corp. from 2000 to 2002 and Acquisition Lending, Inc. (2000-2002). He was director and Vice  President of Utilitec,  Inc, 1999 to 2002, and has been Vice President and director of Agro  Science,  Inc.  since 2001.  He was  President and director of Premium  Enterprises,  Inc.  from October 2002 to December 31, 2002.  He is Vice President and director of Evergreen Associates,  Inc. and Resource Science, Inc. He was appointed  Director and Secretary of BSA SatelLINK,  Inc. in 2002. He was President and Director of Fayber Group, Inc. from 2003 to 2005 when he resigned. He has also been Director of Life USA, Inc. since 2003. He has been appointed as an officer and director of Captech  Financial,  Inc. in May 2006. He served as a director of Baymark  Technologies,  Inc. 2005-2006.  He is a director of Concord Ventures, Inc. (formerly Cavion Technologies, Inc.) (2006).

REDGIE  GREEN,  age 53 is a Director.  Mr.  Green has served as a  director  of the Company, since March 2006. Mr. Green has been Secretary and Director of Dynadapt System,  Inc.  since 1998.  Mr. Green has been co-owner and operator of Green's B&R  Enterprises,  a wholesale  donut  baker  since 1983.  He has been an active investor in small capital and high-tech  adventures  since 1987. Mr. Green was a director of Colorado Gold & Silver,  Inc. in 2000. He was a director for Houston Operating  Company in late 2004 until  December  2004.  He recently  served as a director  for  Mountains  West  Exploration,  Inc. in 2005.  He is a director  of Concord  Ventures,  Inc.  (formerly  Cavion  Technologies,  Inc.) (2006) and was appointed as an officer and director of Captech Financial,  Inc. in May 2006. He served as a director of Baymark Technologies, Inc. 2005-2006.

No appointee for a director position has been found guilty of any civil regulatory  or  criminal  offense  or is  currently  the  subject  of any  civil regulatory proceeding or any criminal proceeding.

AUDITORS

GENERAL.  Larry  O'Donnell,  CPA, P.C.  ("O'Donnell")  is the Company's principal  auditing  accountant  firm.  The  Company's  Board of  Directors  has considered   whether  the  provisions  of  audit  services  is  compatible  with maintaining O'Donnell's independence.

The following table represents aggregate fees billed to the Company for the years ended June 30, 2007 and June 30, 2006, respectively, by Larry O'Donnell, CPA, P.C.

	Years Ended June 30,
	2007	2006
Audit Fees	$3,850	$5,540
Audit-related Fees (a)	$0	$0
Tax Fees (b)	$0	$0
TOTAL FEES	$3,850	$5,540

(a)  Primarily review of quarterly financial statements

(b)  Primarily tax returns, advice and planning

 All audit work was performed by the auditors' full time employees.

Proposal #1

NOMINATION AND ELECTION OF DIRECTORS

The Company's Bylaws  currently  provide for the number of directors of the Company to be  established  by  resolution  of the Board of  Directors  and that number is three.  The Board has  nominated  three (3)  persons.  At this  Annual Meeting,  a Board of three (3)  directors  will be elected.  Except as set forth below,  unless  otherwise  instructed,  the proxy  holders will vote the proxies received by them for Management's nominees named below.

The three  nominees are  presently  directors of the Company.  The  term of office of each  person  elected  as a director  will continue  until the next Annual  Meeting of  Stockholders,  until resignation, or until a successor has been elected and qualified.

The  proxies  solicited  hereby  cannot be voted  for a number  of  persons greater  than  the  number  of  nominees   named  below.   The   Certificate  of Incorporation of the Company does not permit  cumulative  voting. A plurality of the votes of the holders of the outstanding  shares of Common Stock  represented at a meeting at which a quorum is presented may elect directors.

THE DIRECTORS NOMINATED BY MANAGEMENT ARE:

                David J. Cutler

                Wesley F. Whiting

                Redgie Green

The biographical information of Messrs. Cutler, Whiting and Green are contained on page 9, under "Management Experience."

Unless  marked to the contrary on the ballot,  all proxies will be voted in favor of the Management's nominees.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" MANAGEMENT'S NOMINEES.

Required Approval

For action to be taken at the Annual  Meeting,  a quorum  must be  present, which,  under Delaware General  Corporation  Laws, is a simple  majority.  To be considered  approved,  the  nominees  must receive the  affirmative  vote of the holders  of a  majority  of the  shares  represented  and  voting at the  Annual Meeting.

PROPOSAL #2

AUTHORIZATION OF A REVERSE SPLIT AND AMENDMENT TO ARTICLES OF INCORPORATION

The Company  proposes to amend its Articles of  Incorporation  to reflect a  fifteen for one reverse split of common shares.

The Board of Directors  believes that the  implementation  of the Amendment will help to facilitate its future capital situations and enhance market value of the  Company's  common  shares.  The Company is not expected to  experience a material tax consequence as a result of the Amendment.

We are asking shareholders to approve a pro-rata reverse split of our common stock, by which up to each fifteen shares would become one share. Fractional shares will be rounded up to the next whole share. The effective date of the reverse split will be thirty days following the date of the meeting. This is not a "going private" transaction, and no shareholders will be reduced to less than one share. This action will not have the effect of reducing our shareholders to less than 300. This requires an Amendment to the Articles of Incorporation to accomplish the reverse split.

We believe the recent per share price of the common stock has had a negative effect on the marketability of the existing shares, the amount and percentage of transaction costs paid by individual stockholders, and it impairs the potential ability of the Company to raise capital by issuing new shares due to the low price.

We believe that reverse split will be advantageous to us and to all shareholders, because it may provide the opportunity for higher share prices based upon fewer shares. It is also a factor that most brokerage houses do not permit or favor lower-priced stocks to be used as collateral for margin accounts. Certain polices and practices of the securities industry may tend to discourage individual brokers within those firms from dealing in lower-priced stocks. Some of those polices and practices involve time-consuming procedures that make the handling of lower priced stocks economically unattractive. The brokerage commissions on the purchase or sale of lower priced stocks may also represent a higher percentage of the price than the brokerage commission on higher priced stocks.

Shareholders should note that, after the reverse split, the number of our authorized shares will remain unchanged, while the number of issued and outstanding shares of our Company will be reduced by the factor of the reverse, i.e. up to one for fifteen shares. It is important to realize that the issuance of additional shares is in the discretion of the Board of Directors, in their best business judgment, and our shareholders will have no right to vote on future issuances of shares except in the event of a merger under Delaware law. This means that, effectively, our shareholders will have no ability or capacity to prevent dilution by the issuance of substantial amounts of additional shares for consideration that could be considerably less than what our existing shareholders paid for their shares. In many events, control of our Company could effectively be changed by issuances of shares without shareholder approval.

We have no plans as of date hereof, to issue any newly available shares. There are no pending private offerings of shares, nor are there any pending acquisitions for which shares may be contemplated to be issued.

As a general rule, potential investors who might consider making investments in our Company will refuse to do so when the Company has a large number of shares issued and outstanding with no equity. In other words, the "dilution" which new investors would suffer would discourage them from investing, as general rule of experience. A reduction in the total outstanding shares may, without any assurance, make our capitalization structure more attractive.

While our acceptability for ultimate listing on one of the NASDAQ markets or an exchange is presently remote, we believe that it is in the interests of our Company to adjust our capital structure in the direction of conformity with the NASDAQ structural requirements. At the current date, even with the proposed changes we would not meet NASDAQ criteria. NASDAQ requirements change constantly. There is no assurance that the proposed changes with meet NASDAQ requirements or any other exchange when, and if, we are otherwise qualified. There is no assurance that we will qualify for NASDAQ.

Once the reverse split has occurred, Management believes the Company may then be better structured to seek equity financing, because investors shy away from the very high dilution which would occur if an investment were made in the current structure. There is no assurance that the Company will have any success in seeking equity financing.

Future Dilutive Transactions

It is emphasized that management of the Company may effect transactions having a potentially adverse impact upon the Company's stockholders pursuant to the authority and discretion of the Company's management to complete share issuances without submitting any proposal to the stockholders for their consideration. Holders of the Company's securities should not anticipate that the Company necessarily will furnish such holders with any documentation concerning the proposed issuance prior to any share issuances. All determinations (except involving a merger where the number of shares of common stock of the Company issued will equal more than 20% of the issued and outstanding shares of common stock of the Company prior to the transaction) involving share issuances are in the discretion and business judgment of the Board of Directors in their exercise of fiduciary responsibility, but require a determination by the Board that the shares are being issued for fair and adequate consideration.

The issuance of additional shares in future transactions will allow, the following types of actions or events to occur without the current stockholders being able to effectively prevent such actions or events:

1. Dilution may occur due to the issuance of additional shares. The percentage ownership of the Company by the existing shareholders may be diluted from 100% after the reverse split, now, to as little as 8%.

2. Control of the Company by stockholders may change due to new issuances.

3. The election of the Board of Directors will be dominated by new large stockholders, effectively blocking current stockholders from electing directors.

4. Business plans and operations may change.

5. Mergers, acquisitions, or divestitures may occur which are approved by the holders of the newly issued shares.

In the future event that the Board continues to issue shares for capital, services, or acquisitions, the present management and stockholders of the Company most likely will not have control of a majority of the voting shares of the Company.

It is likely that the Company may acquire other compatible business opportunities through the issuance of common stock of the Company. Although the terms of any such transaction cannot be predicted, this could result in substantial additional dilution in the equity of those who were stockholders of the Company prior to such issuance. There is no assurance that any future issuance of shares will be approved at a price or value equal to or greater than the price which a prior stockholder has paid, or at a price greater than the then current market price. Typically, unregistered shares are issued at less than market price due to their illiquidity and restricted nature as a result of, among other things, the extended holding period and sales limitations which such shares are subject to.

TABLE SHOWING EFFECT OF REVERSE SPLIT FIFTEEN FOR ONE

Shares Pre-Reverse	Post-Reverse Shares
10	1
20	2
30	2
40	3
50	4
500	34
1,000	67
2,000	134
3,000	200
4,000	267
5,000	334
10,000	667
20,000	1,334
50,000	3,334
100,000	6,667

There is no assurance that any effect of the price of our stock will result, or that the market price for our common stock, immediately or shortly after the proposed changes, if approved, will rise, or that any rise which may occur will be sustained. Market conditions obey their own changes in investor attitudes and external conditions. We are proposing the steps we deem the best calculation to meet the market attractively, however we cannot control the markets reaction.

Dissenting shareholders have no appraisal rights under Delaware law or pursuant to our constituent documents of incorporation or bylaws, in connection with the proposed reverse split.

Fractional Shares. Fractional shares will be rounded up to the next whole share.

The reverse stock split may leave certain stockholders with one or more "odd lots" of new common stock, i.e., stock in amounts of less than 100 shares. These odd lots may be more difficult to sell or require greater transaction cost per share to sell than shares in even multiples of 100. There are frequently situations where transaction costs for odd lots in penny stocks exceed the net proceeds realized from a sale of the odd lot, effectively rendering the odd lot valueless to the holder.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE REVERSE SPLIT

In the event that the ballot is left blank for a proposal, it will be deemed a "Yes" vote.

PROPOSAL #3

APPOINTMENT OF LARRY O'DONNELL, CPA, P.C.

Larry O'Donnell,  CPA, P.C.,  Independent  Public  Accountants,  of Aurora, Colorado have been appointed as the Certifying Accountants for the period through fiscal  year  2008 and  shareholders  are  asked  to  ratify  such  appointment.  Ratification of the appointment of Larry O'Donnell,  CPA, P.C., as the Company's independent public accountants for the fiscal year ending June 30, 2008 will require  the  affirmative  vote of a  majority  of the  shares of  Common  Stock represented in person or by proxy and entitled to vote at the Annual Meeting. In the event the  stockholders  do not ratify the  appointment of Larry  O'Donnell, CPA, P.C. for the forthcoming fiscal year, such appointment will be reconsidered by the Board.  Representatives of Larry O'Donnell, CPA, P.C. are not expected to be present at the Annual Meeting and will not make statements.

Unless  marked  to the  contrary,  proxies  received  will be  voted  "FOR" ratification  of the  appointment of Larry  O'Donnell,  CPA, P.C. as independent accountants for the Company's year ending June 30, 2008.

THE BOARD OF DIRECTORS  RECOMMENDS A VOTE "FOR"  RATIFICATION  OF THE  COMPANY'S INDEPENDENT ACCOUNTANTS.

 PROPOSAL #4

AUTHORIZATION TO CHANGE THE COMPANY'S NAME AND AMENDMENT TO ARTICLES OF INCORPORATION

We are asking shareholders to authorize a change in the name of this corporation to a new name to be chosen in the discretion of the Board of Directors. This requires an amendment to our Articles of Incorporation.

We believe that the name change in our Articles of Incorporation are in the best interest of our corporation, to create a name which is not related to the former business attempt, in which the Company may never again engage.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE NAME CHANGE.

PROPOSAL #5

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF COMMON SHARES  AUTHORIZED FROM TWENTY MILLION (20,000,000) TO ONE HUNDRED MILLION  (100,000,000)

We are asking  shareholders  to authorize  the  directors of the Company to increase the number of Common Shares from twenty million  (20,000,000)  to one hundred million (100,000,000). This requires an amendment to our Articles of Incorporation.

We  believe  that the  share  increase  authorization  in our  Articles  of Incorporation is in the best interest of our corporation  because we have issued twenty million  shares which is at our authorized capital limit.  Without additional shares  authorized,  the Company cannot raise any more capital through shares, and it has substantial needs for more operating capital.

It is emphasized  that  management  of the Company may effect  transactions having a potentially adverse impact upon the Company's  shareholders pursuant to the authority  and  discretion  of the  Company's  management to complete  share issuances  without  submitting  any  proposal  to  the  stockholders  for  their consideration.  Holders of the Company's  securities  should not anticipate that the  Company  necessarily  will  furnish  such  holders  with any  documentation concerning   the  proposed   issuance   prior  to  any  share   issuances.   All determinations  (except  involving  a merger  where more  shares  will be issued equaling  more  than  20% of the  issued  and  outstanding  shares  prior to the transaction)  involving  share  issuances  are in the  discretion  and  business judgment of the Board of Directors in their exercise of fiduciary responsibility but require a  determination  by the Board that the shares are being  issued for fair and adequate consideration.

In the future  event that the Board  continues to issue shares for capital, services,  or  acquisitions,  the present  management  and  stockholders  of the Company most likely will not have control of a majority of the voting  shares of the Company.

It is  likely  that the  Company  may  acquire  other  compatible  business opportunities through the issuance of Common Stock of the Company.  Although the terms  of any such  transaction  cannot  be  predicted,  this  could  result  in substantial  additional dilution in the equity of those who were stockholders of the  Company  prior to such  issuance.  There is no  assurance  that any  future issuance of shares will be approved at a price or value equal to or greater than the price  which a prior  shareholder  has paid,  or at a greater  than the then current  market  price.  Typically  unregistered  shares are issued at less than market price due to their  illiquidity and restricted  nature,  and the extended holding period, before they may be sold.

As of the date of this Proxy Statement,  the Company has not identified any company or  business  opportunity  that it intends to  acquire.  The  Company is continuing its current  operations,  and would only acquire  another  company or business if it augments or compliments the current operations.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  INCREASE OF THE NUMBER OF COMMON SHARES AUTHORIZED.

PROPOSAL #6

AUTHORIZATION TO AMEND THE COMPANY'S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF PREFERRED SHARES  AUTHORIZED FROM ONE MILLION (1,000,000) TO TWENTY FIVE MILLION  (25,000,000), IN SUCH CLASSES AND SERIES WITH SUCH RIGHTS, PRIVILEGES AND PREFERENCES AS THE BOARD MAY HEREAFTER DETERMINE

We are asking  shareholders  to authorize  the  directors of the Company to increase the number of Preferred Shares from one million  (1,000,000)  to twenty-five million (25,000,000). This requires an amendment to our Articles of Incorporation.  These are known as "blank check" preferred because the Board can set in its discretion the classes, series and rights, privileges and preferences as it may determine in the future.

The Company is seeking to authorize Preferred Stock because in recent years, financing for smaller companies has often required the issuance of a senior class of stock with certain protections and preferences, upon liquidation, dividends, conversion privileges, anti-dilution provisions and other types of preferences and rights which are not found in "common" stock.  Preferred stock is also frequently used to finance acquisitions, either by issuance for cash as equity in lieu of debt, or for asset acquisition.

If the additional Preferred Stock is authorized, the Board will have complete discretion to authorize Series and Classes, and to negotiate and set the rights, privileges, and preferences of the classes and series.  The discretion is commonly called a "blank check" when discussing Preferred Stock for which the Designations of Rights, Privileges, and Preferences have not been established.

Management will have also the discretion, subject to Board approval of how, when, and for what consideration the Preferred Shares may be issued.  The Board can approve significant liquidation, dividend, voting conversion, and redemption rights that are very superior to those of common stock to the serious detriment of common stockholders.  If the Preferred Stock authorization is approved, thereafter the common shareholder's will have no other future input or approval over the Preferred Stock issuance, or its rights, privileges, preferences, or its series or classes.

THE BOARD OF  DIRECTORS  RECOMMENDS  A VOTE "FOR" THE  INCREASE OF THE NUMBER OF PREFERRED SHARES AUTHORIZED.

SHAREHOLDER PROPOSALS

Shareholders  are entitled to submit  proposals on matter  appropriate  for shareholder  action  consistent with  regulations of the Securities and Exchange Commission.  Should a  shareholder  intend to present a proposal  at next year's annual meeting,  it must be received by Wesley F. Whiting, the Secretary of the Company, at Aspeon, Inc., 2460 W. 26th Ave., Suite 380-C, Denver, Colorado 80211,  not later than 30 days prior to fiscal year end, in order to be included in the Company's  proxy  statement and form of proxy relating to that meeting.  It is anticipated  that the next annual meeting will be held in June, 2009.

Other Matters.  Management  knows of no business that will be presented for consideration at the Annual Meeting other than as stated in the Notice of Annual Meeting.  If,  however,  other  matters are properly  brought  before the Annual Meeting,  it is the intention of the persons named in the  accompanying  form of proxy to vote the shares represented  thereby on such matters in accordance with their best judgment.

Dated: March 14, 2008	By order of the Board of Directors,

/s/David J. Cutler
David J. Cutler, President, CEO, CFO and Director

BALLOT

Aspeon, Inc.

2460 W. 26th Ave., Suite 380-C

Denver, Colorado 80211

ANNUAL MEETING OF STOCKHOLDERS, April 2, 2008

The undersigned  hereby appoints David J. Cutler proxy,  with full power of substitution,  for and in the name or names of the  undersigned,  to vote all shares of Common Stock of Aspeon,  Inc.  held of record by the undersigned at the Annual Meeting of  Stockholders  to be held at the offices of attorney Michael A. Littman,  located at 7609 Ralston Road, Arvada, Colorado 80002,  at 10:00 a.m.,  Mountain Standard time,  and at any  adjournment  thereof,  upon the matters described  in the  accompanying  Notice of Annual  Meeting and Proxy  Statement, receipt of which is hereby  acknowledged,  and upon any other  business that may properly come before, and matters incident to the conduct of, the meeting or any adjournment thereof. Said person is directed to vote on the matters described in the Notice of Annual  Meeting and Proxy  Statement as follows,  and otherwise in their  discretion  upon such other  business as may properly  come  before,  and matters incident to the conduct of, the meeting and any adjournment thereof.

PROXIES ARE BEING SOLICITED BY THE BOARD OF DIRECTORS.

WE ARE ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED TO SEND US A PROXY.

1. To elect a Board of three (3)  directors to hold office until the next annual meeting of stockholders or until their  respective  successors have been elected and qualified:

Nominees:	David J. Cutler, Wesley F. Whiting and Redgie Green

[_] FOR: nominees listed above (except as marked to the contrary below).

[_] WITHHOLD authority to vote for nominee(s) specified below.

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), write the applicable name(s) in the space provided below.

--------------------------------------------------------------------------------

2. To authorize a reverse split of the common stock on a fifteen for one basis,  by which each fifteen shares shall become one share;  and the appropriate Articles of Amendment to implement the reverse split. Fractional shares will be rounded up to the next whole share.

[_] FOR	[_] AGAINST	[_] ABSTAIN

3. To appoint Larry O'Donnell, CPA, P.C. of Aurora, Colorado as independent auditors for fiscal year ended June 30, 2008.

[_] FOR	[_] AGAINST	[_] ABSTAIN

4. To change the  Company's  name to a name to be determined by the Board of Directors; and the appropriate Articles of Amendment to implement the name change.

[_] FOR	[_] AGAINST	[_] ABSTAIN

5. To authorize  the officers and  directors of the Company to amend the Company's Articles of Incorporation to increase the number of Common Shares  authorized from twenty million (20,000,000) to one hundred million  (100,000,000).

[_] FOR	[_] AGAINST	[_] ABSTAIN

6. To authorize  the officers and  directors of the Company to amend the Company's Articles of Incorporation to increase the number of Preferred Shares  authorized from one million (1,000,000) to twenty-five million  (25,000,000) in such classes and series and with such rights, privileges and preferences as the Board may hereafter determine.

[_] FOR	[_] AGAINST	[_] ABSTAIN

7. To  transact  such other  business  as may  properly  come  before the Annual Meeting.

[_] FOR	[_] AGAINST	[_] ABSTAIN

YOU ARE  CORDIALLY  INVITED TO ATTEND THE MEETING IN PERSON.  WHETHER OR NOT YOU PLAN TO ATTEND  THE  ANNUAL  MEETING,  PLEASE  SIGN AND  RETURN  THIS PROXY CARD PROMPTLY TO THE COMPANY AT 2460 W. 26TH AVE., SUITE 380-C, DENVER,  COLORADO 80211.

THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS INDICATED, WILL BE VOTED "FOR" THE STATED PROPOSALS.

Number of Shares owned	Signature of Stockholder

Dated:_______________, 2008
Signature if held jointly

IMPORTANT:  If shares are jointly owned,  both owners should sign. If signing as attorney, executor, administrator,  trustee, guardian or other person signing in a  representative  capacity,   please  give  your  full  title  as  such.  If  a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.